Aegis Value Fund Class A (Ticker: AVFAX) Class I (Ticker: AVALX)
SUMMARY PROSPECTUS APRIL 30, 2017

Before you invest, you may want to review the Aegis Value Fund’s (the "Fund") Statutory Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.aegisfunds.com. You may also obtain this information at no cost by calling 1‑800‑528‑3780.  The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2017, are incorporated by reference into this Summary Prospectus.

The Fund’s Investment Goal

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge reductions on Class A share purchases if you and members of your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Description of Classes – Class A Shares – General” on page 11 of the Prospectus and in the section entitled “Purchase, Redemption and Pricing of Shares – Reduction or Waiver of Sales Charges” on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees	Class I	Class A
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	3.75%
Maximum Deferred Sales Charge (Load)	None	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.31%
Total Annual Fund Operating Expenses	1.50%	1.76%
Fee Waiver and/or Expense Reimbursement	0.00%	-0.01%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	1.50%	1.75%

__________________
 (1)  The deferred sales charge applies to redemptions of shares that were purchased without imposition of the initial sales charges (i.e., purchases of $1 million or more) occurring within 2 years of purchase.

 (2) Aegis Financial Corporation (the “Advisor”) has entered into a contractual expense limitation agreement with the Fund pursuant to which the Advisor has agreed to limit certain fees and/or reimburse certain of the Fund’s expenses until April 30, 2018, in order to limit the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” of the Fund to 1.50% of the Class I shares’ average daily net assets and 1.75% of the Class A shares’ average daily net assets.  Brokerage fees, interest expenses, taxes, leverage, acquired fund fees and expenses, front-end or contingent deferred loads, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the operating expenses subject to the expense limitation agreement.  Only the Board of Trustees may terminate the expense limitation agreement during its current term.  The Advisor may be reimbursed by the Fund for amounts assumed by the Advisor pursuant to the expense limitation agreement, provided that such reimbursement does not cause the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to exceed 1.50% (for Class I) or 1.75% (for Class A) and the repayment occurs within three years from the month in which the Advisor’s waiver and/or reimbursement occurred.  The expense limitation agreement may be extended by the parties for additional one-year terms. The Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be higher than the amount shown above to the extent the Fund incurs expenses excluded from the expense limitation agreement.

Example  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and the fee waiver remains in effect through its current term. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$153	$474	$818	$1,791
Class A	$646	$907	$1,292	$2,370

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in common stocks that the Advisor believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow.  This strategy is commonly known as a “deep value” investment strategy.  The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment.  The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in the securities of these companies.  The Fund may also invest in the securities of foreign companies.  The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Principal Risks of Investing in the Fund

Securities held by the Fund will fluctuate in price. The value of your investment in the Fund will go up and down.  This means that you could lose money over short or extended periods of time.  Before investing in this Fund, you should carefully consider all risks of investing in the Fund, including investing in: securities in general, “deep value” securities, securities of smaller companies, securities of foreign companies and securities of companies within the same sector.  A summary of the principal risks of investing in the Fund is provided below.  Also, for additional information, please refer to the section of the Prospectus titled “Additional Information About the Investment Strategies and Risks of the Fund.”

•
Equity Investment Risk.  To the extent the Fund invests in common stocks and other equity securities, it may be subject to the risks of changing economic, stock market, industry and company conditions. Equity security prices can fluctuate over a wide range in the shorter term or over extended periods of time.   In addition, the interests of equity holders are typically subordinated to the interests of creditors and other senior shareholders. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices.  Certain securities may be difficult to value during such periods.

•
Risks of Value-Oriented Investment Strategies.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

•
Risks of Investing in Small- and Mid-Capitalization Companies. The Fund’s purchases of securities of small- and mid-capitalization companies bring specific risks.  Historically, these small- and mid-capitalization securities have been more volatile in price than larger company securities, especially in the shorter term.  Small- and mid-capitalization companies may not be well-known to the investing public and may not have significant institutional ownership or analyst coverage.  These and other factors may contribute to higher volatility in prices.

•
Risks of Investing in Foreign Securities. To the extent the Fund holds foreign securities, whether or not such securities are denominated in U.S. dollars, the Fund will be subject to special risks.  These risks will include greater volatility, investments that are less liquid than similar U.S. securities, and adverse political or economic developments resulting from political, international or military crises.  The value of the Fund’s investments in securities of foreign issuers, measured in U.S. dollars, will increase or decrease as a result of changes in currency exchange rates.

•	Risks of Investing in a Managed Fund. The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.

•
Risks of Investing in a Particular Sector. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such businesses comprised a lesser portion of the Fund’s portfolio.

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The Fund is the successor to the investment performance of the Aegis Value Fund, Inc. (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on February 28, 2014.  Accordingly, the performance information shown below for periods prior to February 28, 2014 is that of the Predecessor Fund.  The Fund has investment objectives and strategies that are substantially similar to the Predecessor Fund, which was also advised by the Advisor.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5, 10 years and since inception compare with those of a broad measure of market performance.  The bar chart shows the performance of the Class I shares only, since it is the class with the longest period of annual returns.  Class A shares commenced operations on February 28, 2014. The performance of the Class A shares will differ from the performance shown for the Class I shares because the Class A shares have different expenses than the Class I shares.

The past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained on the Fund’s website at www.aegisfunds.com or by calling 800-528-3780.

Annual Total Returns for the Year Ended December 31 – Class I

During the period shown on the bar chart, the Fund’s best and worst quarters were as follows:

Highest Quarterly Return	48.49%	(2nd Quarter 2009)
Lowest Quarterly Return	-47.87%	(4th Quarter 2008)

Average Annual Total Returns for the Period Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Class A Inception (February 28, 2014)
Class I*:
Return Before Taxes	70.71%	10.23%	5.63%	9.96%
Return After Taxes on Distributions	69.61%	9.00%	4.72%	8.37%
Return After Taxes on Distributions and Sale of Fund Shares	40.00%	7.91%	4.28%	7.95%
Class A:
Return Before Taxes	63.97%	N/A	N/A	-2.90%
Russell 2000® Value Index
(index reflects no deduction for fees, expenses, or taxes)	31.74%	15.07%	6.26%	8.85%

* Class I commenced operations on May 15, 1998.

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). All Fund performance data assumes reinvestment of dividends and capital gain distributions.

Management

Investment Advisor

Aegis Financial Corporation is the investment advisor to the Fund.

Portfolio Manager

Scott L. Barbee, Managing Director of Aegis Financial Corporation, is the portfolio manager of the Fund and has served in that capacity since its inception in 1998.

Purchase and Sale of Fund Shares

The minimum initial investment for Class I shares is $1 million.  The minimum initial investment for Class A shares is $2,000 ($1,000 for IRAs and accounts in connection with the Automatic Investment Plan).

The minimum subsequent purchase amount for Class A and Class I shares is $250 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions.  Purchases and redemptions may be made by mailing an application or redemption request to Aegis Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 800-528-3780.  Subsequent purchases and redemptions may be made by visiting the Fund’s website at www.aegisfunds.com.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to purchase or redeem shares of the Fund may be placed.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.